SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2001


                                    Citicorp

               (Exact name of registrant as specified in charter)



        Delaware                      1-5738                06-1515595
(State or other jurisdiction     (Commission File         (IRS Employer
        of incorporation)             Number)          Identification Number)


             399 Park Avenue, New York, New York            10043
             (Address of principal executive offices)     (Zip Code)


Registrant's telephone number,
including area code:                         (212) 559-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

      This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and nine-month periods ended September 30, 2001 and September 30, 2000. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated October 17, 2001. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                          Third Quarter          Nine Months
                                       -------------------   -------------------
                                           2001     2000         2001     2000
                                       -------------------   -------------------

INTEREST REVENUE
Loans, including Fees                   $10,263   $9,699      $29,942  $27,164
Deposits with Banks                         303      312          946      844
Federal Funds Sold and Securities
  Purchased Under Resale Agreements         196      102          427      273
Securities, including Dividends           1,140      785        2,977    2,561
Trading Account Assets                      383      250          835      720
Loans Held For Sale                         363      264        1,194      591
                                       -------------------   -------------------
                                         12,648   11,412       36,321   32,153
                                       -------------------   -------------------

INTEREST EXPENSE
Deposits                                  3,290    3,615        9,859    9,630
Trading Account Liabilities                  13       11           37       44
Purchased Funds and Other Borrowings        941    1,082        2,593    2,911
Long-Term Debt                            1,329    1,143        4,016    3,330
                                       -------------------   -------------------
                                          5,573    5,851       16,505   15,915
                                       -------------------   -------------------

NET INTEREST REVENUE                      7,075    5,561       19,816   16,238
                                       -------------------   -------------------

POLICYHOLDER BENEFITS AND CLAIMS            302      205          809      544
PROVISION FOR CREDIT LOSSES               1,580    1,221        4,529    3,832
                                       -------------------   -------------------
  TOTAL BENEFITS, CLAIMS, AND             1,882    1,426        5,338    4,376
   CREDIT LOSSES                       -------------------   -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES     5,193    4,135       14,478   11,862
                                       -------------------   -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                      3,038    2,740        8,401    8,129
Foreign Exchange                            833      284        1,854    1,104
Trading Account                             161      469        1,089    1,149
Securities Transactions                      26      453          141      746
Other Revenue                               717      998        2,811    4,152
                                       -------------------   -------------------
                                          4,775    4,944       14,296   15,280
                                       -------------------   -------------------

OPERATING EXPENSE
Salaries                                  2,456    2,142        6,872    6,319
Employee Benefits                           437      447        1,312    1,271
                                       -------------------   -------------------
  Total Employee                          2,893    2,589        8,184    7,590
Net Premises and Equipment                  786      811        2,237    2,427
Restructuring-Related Items {a}             133       70          363       94
Other Expense                             2,478    2,174        7,167    6,607
                                       -------------------   -------------------
                                          6,290    5,644       17,951   16,718
                                       -------------------   -------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                     3,678    3,435       10,823   10,424
INCOME TAXES                              1,279    1,256        3,905    3,819
MINORITY INTEREST, NET OF INCOME TAXES       25       14           47       28
                                       -------------------   -------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGES                       2,374    2,165        6,871    6,577
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES {b}                                  -        -        (144)        -
                                       -------------------   -------------------
NET INCOME                              $ 2,374   $2,165      $ 6,727  $ 6,577
                                       ===================   ===================

{a} Represents new charges of $129 million and $315 million and accelerated depreciation of $4 million and $48 million in the 2001 third quarter and nine months, respectively, new charges of $58 million and $75 million and accelerated depreciation of $12 million and $61 million in the 2000 third quarter and nine months, respectively, and reversals of $(42) million in the 2000 nine months. Restructuring-related items in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business.


{b} Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CITICORP
                                     (Registrant)


                              By: /s/ Roger W. Trupin
                                  ---------------------------------
                                      Roger W. Trupin
                                      Vice President and Controller


Dated:  October 18, 2001